Exhibit 10.17

FHLMC Loan Nos. 948698136 (Supplemental)
Lakeside Apartments

(Form of)

REHABILITATION AGREEMENT

(TRANSACTION SPECIFIC)

This REHABILITATION AGREEMENT (“Agreement”) is made and entered into, to be effective as of March 30, 2007, by and between NATIONAL PROPERTY INVESTORS III, a California limited partnership (“Borrower”), and CAPMARK BANK, a Utah industrial bank (“Lender”) and its successors and assigns.

W I T N E S S E T H:

WHEREAS, Lender has agreed to make and Borrower has agreed to accept the Loan described below, which is to be evidenced by a Note and secured by a Security Instrument encumbering the Land described on Exhibit “A” attached to this Agreement;

WHEREAS, as a condition of making the Loan, Lender is requiring that the Borrower complete the Rehabilitation as more particularly described in the Schedule of Work attached hereto as Exhibits “B-1”, “B-2” and “B-3”; and

NOW, THEREFORE, for and in consideration of the Loan, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1.

Definitions.  The following terms used in this Agreement shall have the meanings set forth below in this Section.  Any term used in this Agreement and not defined shall have the meaning given to that term in the Security Instruments.

(a)

 “Completion Dates” means the dates for completion of portions of the Rehabilitation, as set forth on Exhibit “B”.

(b)

“Note” means the Multifamily Note, dated as of the date of this Agreement, evidencing the Supplemental Loan.

(c)

“Improvements” means the buildings and improvements situated upon the Land, currently constituting a multifamily apartment project known as Lakeside Apartments.

(d)

“Loan” means, the loan from Lender to Borrower in the original principal amount of Nine Million and 00/100 Dollars ($9,000,000.00).

(e)

“Property” means the Land and Improvements.

(e)

“Rehabilitation” means the rehabilitation work (described in Exhibit B-1), Immediate Repairs (described in Exhibit B-2), Required Renovations (described in Exhibit B-3) and improvements to be made to the Property, as described on the Schedule of Work or as otherwise required by Lender in accordance with this Agreement.

(e)

“Schedule of Work” means the schedule of work for the Rehabilitation attached to this Agreement as Exhibits “B-1”, “B-2” and “B-3” which Schedule of Work is subject to modification as set forth in Section 7(c) of this Agreement.

(f)

“Security Instruments” means, together, the mortgages or deeds of trusts encumbering the Property and securing Borrower’s performance of its Loan obligations under each respective Loan.

2.

Reporting Requirements; Completion.  Prior to the Completion Date, Borrower must deliver to Lender the following:

(a)

Contractor’s Certificate.  A certificate signed by each major contractor and supplier of materials, as reasonably determined by Lender, engaged to provide labor or materials for the Rehabilitation to the effect that such contractor or supplier has been paid in full for all work completed and that the portions of the Rehabilitation provided by such contractor or supplier have been fully completed in accordance with the plans and specifications (if any) provided to it by Borrower and that such portions of the Rehabilitation are in compliance with all applicable building codes and other rules and regulations promulgated by applicable regulatory or governmental authorities;

(b)

Borrower’s Certificate.  A certificate signed by Borrower to the effect that the Rehabilitation has been fully paid for and no claim or claims exist against the Borrower or against the Property out of which a lien based on furnishing labor or material exists or might ripen.  Borrower may except from the certificate described in the preceding sentence any claim or claims that Borrower intends to contest, provided that any such claim or claims are described in Borrower’s certificate and Borrower certifies to Lender that Borrower has posted a bond or other security acceptable to Lender with an escrow agent acceptable to Lender, in an amount sufficient to make payment of the full amount which might in any event be payable in order to satisfy such claim or claims.  If required by Lender, Borrower also shall certify to Lender that the Rehabilitation is in compliance with all applicable zoning ordinances;

(c)

Engineer’s Certificate.  A certificate signed by the professional engineer employed by Lender certifying to the Lender and the Loan Servicer that the Rehabilitation has been completed in a good and workmanlike manner in compliance with the Schedule of Work and all applicable building codes, zoning ordinances and other rules and regulations promulgated by applicable regulatory or governmental authorities; and

(d)

Other Certificates.  Any other certificates of approval, acceptance or compliance required by Lender from or by the city, county, state or federal governmental authorities having jurisdiction over the Property and the Rehabilitation.

1.

Rehabilitation.  Borrower covenants and agrees with Lender as follows:

(a)

Commencement of Work.  Except as set forth on Exhibit D, prior to the recordation of the Security Instruments, no work of any kind has been or will be commenced or performed upon the Property and no materials or equipment have been or will be delivered to or upon the Property.  In the event that any work of any kind has been commenced or performed upon the Property, or in the event that any materials or equipment have been ordered or delivered to or upon the Property, then (i) prior to the execution of the Security Instruments the Borrower shall fully disclose in writing to the title insurance company issuing the mortgagee title insurance policy insuring the liens of the Security Instruments that work has been commenced or performed on the Property, or materials or equipment have been ordered or delivered to or upon the Property, (ii) prior to the execution of the Security Instruments Borrower shall have obtained and delivered to Lender and the title company issuing the mortgagee title insurance policy insuring the liens of the Security Instruments lien waivers from all contractors, subcontractors, suppliers, or any other applicable party, pertaining to all work commenced or performed on the Property, or materials or equipment ordered or delivered to or upon the Property, and (iii) the final mortgagee’s title insurance policy insuring the liens of the Security Instruments shall take no exception from coverage for any mechanics or materialman’s liens.

(b)

Construction.  Borrower will commence the Rehabilitation as soon as practicable after the date of this Agreement and will diligently proceed with and complete the Required Renovations on or before the Completion Date, all in a workmanlike manner and in accordance with the Schedule of Work, good building practices and all applicable laws, ordinances, rules and regulations.

(c)

Changes in Schedule of Work.  Without the prior written consent of Lender, Borrower will make no material departures from or material alterations to the Schedule of Work.  In the event Borrower desires to make any material departures or material alterations to the Schedule of Work, Borrower shall first obtain Lender’s consent, which shall not be unreasonably withheld, delayed or conditioned.  Notwithstanding the foregoing, Lender’s consent shall not be required if Borrower elects to scale down the scope of the Rehabilitation so long as it does not affect the Required Renovations.

(d)

Inspections.  Borrower will permit Lender or any person designated by Lender (including without limitation a professional inspection engineer) and any interested governmental authority, at any time and from time to time, to inspect the Rehabilitation and Improvements and to examine and copy all of Borrower’s books and records and all contracts and bills pertaining to the Rehabilitation and Improvements.  Lender shall be entitled to charge Borrower reasonable fees for performing any such inspections and/or an amount sufficient to reimburse Lender for all fees and expenses charged by any professional inspection engineer employed by Lender in connection with any such inspection.  Any such fees due and owing Lender shall be immediately payable, by Borrower to Lender, and shall be added to the outstanding balance of the Note, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender’s security and advances made by Lender.  Borrower agrees to cause the replacement of any material or work that is defective, unworkmanlike, does not comply with any applicable law, ordinance, rule or regulation, or does not comply with the requirements of this Agreement, as determined by Lender.

(e)

Purchases.  Without the prior written consent of Lender, no materials, machinery, equipment, fixtures or any other portions of the Rehabilitation shall be purchased or installed under conditional sale contracts or lease agreements, or any other arrangement wherein title to such portions of the Rehabilitation is retained or subjected to a purchase money security interest, or the right is reserved or accrues to anyone to remove or repossess any such portions of the Rehabilitation, or to consider them as personal property.

4.

Lien Protection.  Borrower shall promptly pay or cause to be paid, when due, all costs, charges and expenses incurred in connection with the construction and completion of the Rehabilitation, and shall keep the Property free and clear of any and all liens other than the liens of the Security Instruments and any other junior lien which may be consented to by Lender.

5.

Adverse Claims.  Borrower shall promptly advise Lender in writing of any litigation, liens, or claims affecting the Property and of all complaints and charges made by any governmental authority or any governmental department, bureau, commission or agency exercising supervision or control over Borrower or its business, which may delay or adversely affect the Rehabilitation.

5.

Compliance With Laws; Insurance Requirements.

(a)

Compliance With Laws.  All portions of the Rehabilitation shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property, and with all applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

(b)

Insurance Requirements.  In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workers’ compensation, builder’s risk (if required by Lender), and public liability insurance and other insurance required under applicable law in connection with any of the Rehabilitation  All such policies shall be in form and amount satisfactory to Lender.  All such policies that can be endorsed with standard mortgage clauses making losses payable to Lender or its assigns shall be so endorsed.  The originals of such policies shall be deposited with Lender.

6.

Right to Complete Rehabilitation.  If Borrower abandons or fails to proceed diligently with the Required Renovations or any other Rehabilitation work commenced by Borrower, which failure continues for twenty (20) days after notice from Lender, or an Event of Default has occurred under the Security Instrument or other Loan Documents, Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of the Rehabilitation.  Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Rehabilitation and the payment, settlement, or compromise of all claims for materials and work performed in connection with the Rehabilitation) and do any and all things necessary or proper to complete the Rehabilitation including signing Borrower’s name to any contracts and documents as may be deemed necessary by Lender.  In no event shall Lender be required to expend its own funds to complete the Rehabilitation, but Lender may, in Lender’s sole discretion, advance such funds.  Any funds advanced shall be added to the outstanding balance of the Note, secured by the Security Instrument securing the Loan and payable to Lender by Borrower in accordance with the provisions of the Security Instruments pertaining to the protection of Lender’s security and advances made by Lender.  Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Property.

7.

Post Default.  If Borrower defaults in the performance of its obligations under this Agreement after the expiration of any applicable notice and cure periods or under the Notes, Security Instruments or any other Loan Document, Lender shall have all remedies available under Article 9 of the Uniform Commercial Code of the Jurisdiction and under any other applicable laws and a default under this Agreement will be a default under the Loan Documents.

8.

Termination.  This Agreement shall terminate upon the completion of the Rehabilitation in accordance with this Agreement to Lender’s satisfaction.

9.

No Amendment.  Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Notes, Security Instruments or any other Loan Document and, if there shall exist a conflict between the terms and provisions of this Agreement and those of the Notes, Security Instruments or other Loan Documents, then the terms and provisions of the Notes, Security Instruments and other Loan Documents shall control.

10.

Release; Indemnity.

(a)

Release.  Borrower covenants and agrees that, in performing any of its duties under this Agreement, none of Lender, and Loan Servicer or any of their respective agents or employees, shall be liable for any losses, costs or damages which may be incurred by any of them as a result thereof, except that no party will be released from liability for any losses, costs or damages arising out of the willful misconduct or gross negligence of such party.

(b)

Indemnity.  Borrower hereby agrees to indemnify and hold harmless Lender, Loan Servicer, and their respective agents and employees, against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys’ fees and costs, which may be imposed or incurred by any of them in connection with this Agreement, except that no such party will be indemnified from any losses, claims, damages, liabilities and expenses arising out of the willful misconduct or gross negligence of such party.

12.

Choice of Law.  This Agreement shall be construed and enforced in accordance with the laws of the Property Jurisdiction.

13.

Successors and Assigns.  Lender may assign its rights and interests under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned.  The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term “Lender” shall also include any lawful owner, holder or pledgee of the Note.  Reference herein to “person” or “persons” shall be deemed to include individuals and entities.  Borrower may not assign its rights, interests, or obligations under this Agreement without first obtaining Lender’s prior written consent.

14.

Attorneys’ Fees.  In the event that Lender shall engage the services of an attorney at law to enforce the provisions of this Agreement against Borrower, then Borrower shall pay all costs of such enforcement, including any reasonable attorneys’ fees and costs (including those of Lender’s in-house counsel) actually incurred.

12.

Remedies Cumulative.  In the event of Borrower’s default under this Agreement, Lender may exercise all or any one or more of its rights and remedies available under this Agreement, at law or in equity.  Such rights and remedies shall be cumulative and concurrent, and may be enforced separately, successively or together, and Lender’s exercise of any particular right or remedy shall not in any way prevent Lender from exercising any other right or remedy available to Lender.  Lender may exercise any such remedies from time to time as often as may be deemed necessary by Lender.

13.

Determinations by Lender.  Unless otherwise expressly provided in this Agreement, in any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its sole but reasonable discretion.

14.

Completion of Rehabilitation.  Lender’s acknowledgment of completion of any portion of the Rehabilitation in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Rehabilitation or any portion thereof has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority or agency.  Borrower shall at all times have the sole responsibility for insuring that all portions of the Rehabilitation are completed in accordance with all such governmental requirements.

15.

No Agency or Partnership.  Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

16.

Entire Agreement.  This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements.  There are no unwritten oral agreements between the parties.  All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement and the other Loan Documents.  Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged, or terminated except in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that writing; provided, however, that in the event of a Transfer requiring Lender’s consent under the terms of the Security Instruments, this Agreement may be modified or rendered void by Lender at Lender’s option by notice to Borrower/transferee.

17.

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.

ATTACHED EXHIBITS.  The following Exhibits are attached to this Agreement:

X	Exhibit A	Legal Description of Land (required)

X	Exhibit B	Completion Dates

X	Exhibit B-1	Schedule of Rehabilitation Work (required)

X	Exhibit B-2	Immediate Repairs (required)

X	Exhibit B-3	Required Renovations (required)

X	Exhibit C	Intentionally Deleted

X	Exhibit D	Work Performed or Commenced and Material
or Equipment Ordered (required, if none, state “None”)

X	Exhibit E	Intentionally Deleted

X	Exhibit F	Intentionally Deleted

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

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BORROWER:

NATIONAL PROPERTY INVESTORS III, a California limited partnership

By:

NPI Equity Investments, Inc., a Florida corporation, its General Partner

By:/s/Patti K. Fielding

Patti K. Fielding

Executive Vice President and Treasurer

LENDER:

CAPMARK BANK, a Utah industrial bank

By:/s/Max W. Foore

Max W. Foore

Limited  Signer